Summary Of Estimated Fair Value Of Available-For-Sale Debt Investments (Detail) ¥ in Millions, $ in Millions	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Investments, Debt and Equity Securities [Abstract]
Due in 1 year	¥ 0	$ 0	¥ 0
Due in 1 year through 5 years	1,685	264	1,587
Not due at a single maturity date	577	91	1,020
Total	¥ 2,262	$ 355	¥ 2,607